UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

Palmetto Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-26016	74-2235055
State or other jurisdiction of incorporation	Commission File Number	IRS Employer I.D. number

306 East North Street, Greenville, South Carolina	29601
Address of principal executive offices	Zip Code

800.725.2265

Registrant’s telephone number

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 21, 2015, Palmetto Bancshares, Inc. held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”). Of the 12,814,574 shares outstanding and entitled to vote at the Annual Meeting, 11,915,314 were present in person or by proxy, and the following matters were voted upon and approved by our shareholders at the Annual Meeting:

Proposal	Votes For	Votes Withheld	Broker Non-Votes
1. The election as Directors of all nominees listed below, each to serve a term as follows:
Term Expiring at the 2018 Annual Meeting
Michael D. Glenn	11,198,540	72,601	644,173
J. David Wasson, Jr.	11,209,635	61,506	644,173

Proposal	Votes For	Votes Against	Votes Abstained
2. The ratification of Elliott Davis Decosimo, LLC as our independent registered public accounting firm for fiscal year 2015	11,773,459	84,110	57,745

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALMETTO BANCSHARES, INC.

By:

/S/ Roy D. Jones
Roy D. Jones
Chief Financial Officer and Treasurer

Date: May 21, 2015